John Hancock Variable Insurance Trust
Supplement dated December 5, 2017
to the Prospectus dated May 1, 2017

Capital Research and Management Company

American Growth Trust

Effective December 1, 2017, Ronald B. Morrow no longer serves as a portfolio manager of Growth Fund (the “Master Fund”), a series of American Funds Insurance Series, in which American Growth Trust invests substantially all of its assets. Accordingly, all references to Mr. Morrow as a portfolio manager of the Master Fund are removed from the Prospectus effective December 1, 2017. Mark L. Casey, Michael T. Kerr, Andraz Razen, Martin Romo, and Alan J. Wilson continue to be jointly and primarily responsible for the day-to-day management of the Master Fund’s portfolio.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Variable Insurance Trust
Supplement dated December 5, 2017
to the Statement of Information dated May 1, 2017

Capital Research and Management Company

American Growth Trust

Effective December 1, 2017, Ronald B. Morrow no longer serves as a portfolio manager of Growth Fund (the “Master Fund”), a series of American Funds Insurance Series, in which American Growth Trust invests substantially all of its assets. Accordingly, all references to Mr. Morrow as a portfolio manager of the Master Fund are removed from the Statement of Information effective December 1, 2017. Mark L. Casey, Michael T. Kerr, Andraz Razen, Martin Romo, and Alan J. Wilson continue to be jointly and primarily responsible for the day-to-day management of the Master Fund’s portfolio.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.